(logo)
American
   Express(R)
 Partners Funds

AXP(R) Partners
     Small Cap
         Growth
              Fund

2003 ANNUAL REPORT
MARCH 31, 2003

AXP Partners Small Cap Growth Fund seeks to provide shareholders with long-term capital growth.

(logo)
AMERICAN
   EXPRESS(R)

Mutual Funds Can Work for You

For more than six decades, American Express(R) Funds has provided investors with attractive investment opportunities. Several of our funds helped pioneer the mutual fund industry in the 1940s. Today, with 61 publicly offered funds and more than $60 billion* in assets, American Express Funds ranks among the largest U.S. fund families. American Express Financial Corporation, the investment manager for American Express Funds, has more than 100 years of experience as a financial services provider -- a claim few other financial firms can make. With investment management offices in Minneapolis, Boston, New York, San Diego, London, Tokyo and Singapore, we strive to provide our shareholders with the high-quality service American Express is known for worldwide.

At American Express Funds, we're focused on your success. Our investment managers have the strength and experience that you can count on to help you achieve your financial goals -- now and into the future.

* As of March 2003.

--------------------------------------------------------------------------------

(Dalbar Logo)

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

Table of Contents

From the Chairman                                        3

Economic and Market Update                               4

Fund Snapshot                                            6

Questions & Answers
   with Portfolio Management                             7

The Fund's Long-term Performance                        12

Investments in Securities                               13

Financial Statements                                    18

Notes to Financial Statements                           21

Independent Auditors' Report                            32

Board Members and Officers                              33

Results of Meeting of Shareholders                      36

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2 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

From the Chairman

(photo of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

Dear Shareholders,

These are extraordinary times for the American economy as well as the investor. Markets like stability and can respond unfavorably to unsettling events such as war, ethical and legal misbehavior by some corporate executives, and general concerns about corporate profitability. As of early March, the U.S. equity market had completed a third consecutive year of declining stock prices, something that has not happened since 1939-1941. Although the U.S. economy is growing, the job market is stagnant, and many corporations are finding that the only way to increase profits is to engage in vigorous cost cutting.

History tells us that the U.S. business cycle will eventually turn. We also have every reason to believe that mutual funds remain one of the most effective and efficient ways to achieve long-term financial goals. To regain trust by investors, however, something more needs to happen on Wall Street. Businesses need to reward ethical behavior, focus on long-term expansion and create value for all shareholders. Oversight and performance measures such as last year's Sarbanes-Oxley Act are in place to help. In my view, this should be coupled with ongoing improvements in leadership and governance.

With this in mind, the real question is what should the investor do? I think it is fair to say that most investment experts would suggest that investors remain where they are, believing that the markets will go up. Secondly, I want you to know that American Express Financial Corporation has made significant management changes and these changes are already gaining the public's attention. For instance, the March 2003 issue of Money magazine wrote a positive feature on Ted Truscott, the company's Chief Investment Officer and the work he has been doing in attracting top-flight managers. So far, these efforts are paying off with improved performance. The magazine noted, "Last year, 15 of American Express' 24 domestic-stock funds landed in the top half of their Morningstar categories; a year ago only five out of 20 did." In addition, a similar process of change is underway for fixed-income funds, led by Michelle Keeley, the new Senior Vice President of Fixed-Income Investments.

The Board of American Express Funds is focused on continuing both excellence in management and further improvement in fund performance. We encourage you to continue to work closely with your financial advisor to maintain a diversified portfolio that balances risk and reward. As investors, we should not let fear distract us from our long-term goals.

On behalf of the Board,

Arne H. Carlson

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3 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Economic and Market Update
         FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott
William F. "Ted" Truscott
Chief Investment Officer
American Express Financial Corporation

Dear Shareholders,

Equity markets worldwide continued to experience pronounced volatility in the early months of 2003, as war with Iraq and other concerns about geopolitical stability made investors wary. Even with the uncertainty, however, year-to-date results are not uniformly negative. The Dow Jones Industrial Average and S&P 500 Index were down for the year to date as of March 31, while the Nasdaq Composite Index mustered a small gain for the same three-month period.

Independent of the situation in Iraq and other trouble spots around the globe, corporations are still wrestling with fundamental issues like profitability and sales growth. Most of the gains in profits we've seen over the past year or so are due to cost cutting. Although necessary after the excesses of the late `90s, cost cutting is a short-term fix; it is not a satisfactory replacement for true growth -- increased demand, sales and capacity. Until old-fashioned growth returns, the outlook for business will continue to be modest. Still, there are some things working in our favor, namely monetary policy. The Federal Reserve has lowered short-term interest rates to their lowest point in more than 40 years, which has helped to keep the economy afloat.

KEY POINTS

-- The Federal Reserve has lowered short-term interest rates to their lowest point in more than 40 years, which has helped to keep the economy afloat.

-- In challenging times, it's especially important to remember that long-term results may be compromised if investors are not willing to take prudent risks.

-- In the current environment, investors should proceed rationally, but prudently.

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4 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Economic and Market Update

When asked how I believe investors should proceed in the current environment, I answer: rationally but prudently. While no one, especially those with long-term goals, should abandon equities, the truth is that stock prices are not especially cheap (when measured against company earnings) even after three years of a bear market. In the short term, what we may see are roughly comparable returns between stocks and bonds.

Of course, that could change if inflation became a problem or if interest rates climbed rapidly and steeply. While neither of these risks is currently part of our forecast, investors need to know that bonds would take a larger hit than stocks in this scenario. Diversification is perhaps the best way for bond investors to mitigate these risks. For example, high-yield securities are generally less sensitive to inflation and interest rate fluctuations than U.S. Treasuries (assuming equal maturities). Of course, high-yield bonds also carry considerably more risk, so any specific allocation should reflect your risk tolerance and time horizon. If you have long-term goals, I encourage you to remain focused on them. In challenging times, it's especially important to remember that long-term results may be compromised if investors are not willing to take prudent risks.

Just as no two individuals are the same, no two portfolios should be identical either. Your investment strategy should suit your unique circumstances. Contact your American Express financial advisor if you need help developing or refining a plan for meeting your goals. As always, thank you for investing with American Express Funds.

Yours truly,

Ted Truscott,
American Express Financial Corporation CIO

This commentary is provided for informational purposes only. It is intended to be generic in nature and should not be applied or relied upon in any particular situation without the advice of your tax, legal and/or your financial advisor. The views expressed may not be suitable for every situation.

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5 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Fund Snapshot AS OF MARCH 31, 2003

PORTFOLIO MANAGERS

INVESCO Funds Group, Inc.

Portfolio manager                                    Stacie Cowell, CFA
Since                                                              1/01
Years in industry                                                    13

Portfolio manager                                         Cameron Cooke
Since                                                              7/02
Years in industry                                                     6

Neuberger Berman Management Inc.

Portfolio manager                                        Jon D. Brorson
Since                                                              1/03
Years in industry                                                    23

Portfolio manager                                     David H. Burshtan
Since                                                              1/03
Years in industry                                                     8

RS Investment Management, L.P.

Portfolio manager                                     John Seabern, CFA
Since                                                              1/01
Years in industry                                                    11

Portfolio manager                                          John Wallace
Since                                                              1/01
Years in industry                                                    16

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates
A: 1/24/01        B: 1/24/01        C: 1/24/01       Y: 1/24/01

Ticker symbols
A: AXSCX          B: ASGBX          C: APRCX         Y: --

Total net assets                                         $181.9 million

Number of holdings                                    approximately 270

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND   GROWTH
                      LARGE
                      MEDIUM  SIZE
                  X   SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Industrials 19.2%
Information technology 17.1%
Health care 17.0%
Consumer discretionary 10.6%
Financials 8.9%
Energy and utilities 7.3%
Cash and equivalents 4.9%
Materials 4.3%
Communications services 3.2%
Transportation 3.0%
Consumer staples 2.1%
Other 2.4%

TOP TEN HOLDINGS

Percentage of portfolio assets

American Italian Pasta Cl A (Food)                                  1.2%
FTI Consulting (Miscellaneous)                                      1.2
Zebra Technologies Cl A (Multi-industry conglomerates)              1.1
Patterson-UTI Energy (Energy equipment & services)                  1.1
Cognizant Technology Solutions (Computers & office equipment)       1.1
Alliance Gaming (Leisure time & entertainment)                      1.0
Regeneration Technologies (Health care)                             1.0
Corporate Executive Board (Multi-industry conglomerates)            1.0
Integrated Circuit Systems (Electronics)                            1.0
Stericycle (Chemicals)                                              0.9

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small-sized companies may be subject to more abrupt or erratic price movements more so than stocks of larger companies. Some of these companies also may have fewer financial resources.

Fund holdings are subject to change.

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6 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Questions & Answers
         WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP Partners Small Cap Growth Fund's portfolio is managed by three independent money management firms that invest a portion of Fund assets in growth stocks of small companies to seek long-term growth of capital. For the 12 months ended March 31, 2003, the Fund's Class A shares fell 36.79% (excluding sales charge), underperforming its benchmark, the Russell 2000(R) Growth Index, which declined 31.63%. The Fund also underperformed its peer group, as represented by the Lipper Small-Cap Growth Funds Index, which declined 29.30% for the period. As of March 31, 2003, INVESCO Funds Group, Inc., Neuberger Berman Management Inc. and RS Investment Management, L.P. each managed approximately one-third of the Fund's portfolio.

Q: What factors impacted performance the most for your portion of the Fund for the fiscal year ended March 31, 2003?

     INVESCO: While absolute returns were disappointing, there were some positives in the period. Contributors to performance included strong stock selection within certain key areas, such as energy, which was one of the better-performing sectors for the fiscal year. Some Fund holdings were able to capitalize on surging energy prices and low oil and gas inventories. Still, the annual period was a challenging one for small-cap growth stocks. Investor uncertainty, triggered by mixed economic data and disturbing geopolitical developments, dominated. As a result, corporate profits remained generally lackluster. The Fund's technology holdings were especially weak, impacted most by depressed corporate spending on information technology infrastructure.

(bar graph)
                             PERFORMANCE COMPARISON
                        For the year ended March 31, 2003
    0%
   -5%
  -10%
  -15%
  -20%
  -25%                           (bar 2)           (bar 3)
  -30%        (bar 1)            -31.63%           -29.30%
  -35%        -36.79%
  -40%

(bar 1) AXP Partners Small Cap Growth Fund Class A (excluding sales charge) (bar 2) Russell 2000(R) Growth Index (unmanaged)
(bar 3) Lipper Small-Cap Growth Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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7 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Questions & Answers

(begin callout quotes) > Some Fund holdings were able to capitalize on surging energy prices and low oil and gas inventories. Still, the annual period was a challenging one for small-cap growth stocks.

                           -- INVESCO

> We liquidated the bank holdings within the financial sector and moved toward sub-sectors less likely to be impacted by a sluggish U.S. economy.

                           -- Neuberger Berman

> We believe our portion of the Fund's portfolio is one of attractive companies that may offer better earnings growth than the benchmark and are attractively priced.

                           -- RS Investments (end callout quotes)

AVERAGE ANNUAL TOTAL RETURNS

as of March 31, 2003

                                Class A                   Class B                   Class C                    Class Y
(Inception dates)              (1/24/01)                 (1/24/01)                 (1/24/01)                  (1/24/01)
                         NAV(1)       POP(2)        NAV(1)   After CDSC(3)    NAV(1)   After CDSC(4)    NAV(5)      POP(5)
1 year                  -36.79%      -40.44%       -37.13%      -39.64%      -37.13%      -37.76%      -36.57%      -36.57%
Since inception         -23.96%      -26.00%       -24.47%      -25.87%      -24.47%      -24.47%      -23.83%      -23.83%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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8 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Questions & Answers

     Neuberger Berman: Every sector of the Russell 2000(R) Growth Index declined over the annual period, with information technology and telecommunications services the hardest hit. The healthcare and consumer discretionary sectors also diminished Index returns. We underperformed the Fund's benchmark. The largest detractor from relative performance within our portion of the portfolio was stock selection within the financial and consumer discretionary sectors.

     RS Investment Management: Our portion of the portfolio underperformed its benchmark primarily because the equity markets were driven more by investor sentiment than by company fundamentals over the fiscal year. The lone bright spot was during the fourth quarter of 2002 when we significantly outperformed the Russell 2000(R) Growth Index. In October, investors seemed to wake up to the attractive valuations of many small-cap growth companies that were trading at historically low price/earnings, price/sales and cash on balance sheet ratios. Unfortunately, the rally proved to be short-lived. The performance advantage gained during these weeks evaporated in the first quarter of 2003.

Q: What changes did you make to the portfolio and how is it currently positioned?

     INVESCO: As few signs of economic recovery were emerging, we adopted a relatively defensive strategy through much of the fiscal year. During the first half, we cut back on market-sensitive financial names and, as consumer spending weakened, on retailers vulnerable to the slowdown. At the same time, we increased the portfolio's weighting in energy stocks. During the second half, we began to reposition the portfolio toward "early cyclical recovery" stocks that stand to benefit most when business improves. For example, we moved to an overweighting in the industrial and consumer discretionary sectors.

     Neuberger Berman: We completely transitioned our portion of the portfolio by the end of January 2003. We liquidated the bank holdings within the financial sector and moved toward sub-sectors less likely to be impacted by a sluggish U.S. economy. We cut the portfolio's weighting in consumer discretionary by half. Though still slightly overweight in this sector, we are focused on the radio broadcasting niche. In

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9 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Questions & Answers

     information technology, we sold names that represented concept stocks in favor of areas that should perform relatively well in the event that capital spending does not pick up significantly by the end of 2003.

     RS Investment Management: Our portion of the portfolio was positioned for most of the fiscal year based on expectations for a gradual U.S. economic recovery. We faced the threat of recession, geopolitical uncertainty, war and corporate governance issues. In the face of these concerns, investors dramatically shortened their investment horizon and fled to what we call low growth or no growth stocks. Unfortunately, our historical focus on companies with above average earnings growth rates proved to be a stiff headwind. Our underweighting in small banks and savings and loan institutions within the financial services sector, which benefited from low interest rates and greater mortgage refinancings, hurt portfolio performance. So, too, did an overweighting in technology. While we had some technology stocks that disappointed, the portfolio suffered more from a disconnect between company fundamentals and investor sentiment.

Q:   What is your outlook for the coming months?

     INVESCO: We believe uncertainty relating to America's role in Iraq will continue to undermine the U.S. economy and investor confidence until there is some geopolitical resolution. However, we also believe corporate earnings estimates for 2003 are, on average, quite reasonable, and we expect the business environment to improve over the next year. We continue to target companies that we view as poised to enjoy strong fundamental growth over the next three to five years as well as stocks that we feel possess strong financial prospects but may have become oversold.

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10 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Questions & Answers

     Neuberger Berman: We believe the aftermath of war in Iraq will continue to impact the equity markets over the short run. Equities may have to contend with a slow U.S. economy and a poor corporate earnings environment for a bit longer. Given this backdrop, we are focusing on identifying strong companies that are less dependent on consumer spending and the economic cycle and that have products and/or management abilities to successfully manage through these turbulent times. We will continue to look for higher quality stocks, as characterized by steady earnings growth, strong sales growth, free cash flow and relatively unleveraged balance sheets.

     RS Investment Management: It has been a very difficult 12 months. Nonetheless, we remain committed to the investment process that has helped us achieve strong long-term results. We believe the economy will continue to recover gradually and that the stock market will begin to reflect that by the end of 2003. We believe our portion of the Fund's portfolio is one of attractive companies that may offer better earnings growth than the benchmark and are attractively priced.

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11 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Partners Small Cap Growth Fund Class A shares (from 2/1/01 to 3/31/03) as compared to the performance of two widely cited performance indices, the Russell 2000(R) Growth Index and the Lipper Small-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75% while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line graph)
                    VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                      IN AXP PARTNERS SMALL CAP GROWTH FUND
$20,000

$15,000        (solid line) AXP Partners Small Cap Growth Fund Class A

$10,000        (dotted line) Russell 2000(R) Growth Index(1)

 $5,000        (dashed line) Lipper Small-Cap Growth Funds Index(2)

           2/1/01     3/01                 3/02                      3/03

(solid line) AXP Partners Small Cap Growth Fund Class A $5,186
(dotted line) Russell 2000(R) Growth Index(1) $5,629
(dashed line) Lipper Small-Cap Growth Funds Index(2) $5,885

(1) Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

(2) The Lipper Small-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

              Average Annual Total Returns
     Class A with Sales Charge as of March 31, 2003

1 year                                            -40.44%
Since inception                                   -26.00%

Results for other share classes can be found on page 8.

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12 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Investments in Securities

AXP Partners Small Cap Growth Fund
March 31, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (98.3%)
Issuer                                                Shares            Value(a)

Aerospace & defense (0.6%)
Alliant Techsystems                                   10,300(b)         $556,303
Herley Inds                                           30,000(b)          515,700
Total                                                                  1,072,003

Airlines (0.4%)
JetBlue Airways                                       26,150(b)          724,617

Automotive & related (0.5%)
Oshkosh Truck                                         14,600             909,580

Banks and savings & loans (4.7%)
Boston Private Financial Holdings                     46,800             700,128
City Natl                                             11,450             503,113
Commerce Bancorp                                       8,470             336,598
Cullen/Frost Bankers                                  13,200             401,016
Dime Community Bancshares                             27,000             616,410
East West Bancorp                                     17,000             524,450
First Niagara Financial Group                         25,000             293,775
Greater Bay Bancorp                                   21,140             302,302
Harbor Florida Bancshares                             23,000             537,280
Net.Bank                                              50,000             464,500
New York Community Bancorp                            19,200             572,160
Provident Financial Services                          35,000(b)          553,350
Seacoast Banking Corp of Florida                      29,000             562,310
Silicon Valley Bancshares                             39,450(b)          717,595
Sterling Financial                                    24,000(b)          509,280
Texas Regional Bancshares Cl A                        18,700             564,553
UCBH Holdings                                          7,000             307,860
Total                                                                  8,466,680

Building materials & construction (0.4%)
Simpson Mfg                                           19,000(b)          642,200

Chemicals (2.5%)
Airgas                                                41,400(b)          766,314
Olin                                                  18,000             327,060
Stericycle                                            44,800(b)        1,684,032
TRC Companies                                         40,000(b)          524,800
Waste Connections                                     38,000(b)        1,311,000
Total                                                                  4,613,206

Communications equipment & services (2.5%)
ADTRAN                                                 9,700(b)          348,327
Advanced Fibre Communications                         37,100(b)          561,694
Boston Communications Group                           42,200(b)          660,852
Marvell Technology Group                              25,000(b,c)        529,750
Nextel Partners Cl A                                 100,000(b)          504,000
Semtech                                               27,700(b)          419,655
Tekelec                                               68,030(b)          590,500
UTStarcom                                             28,600(b)          571,714
WebMD                                                 45,000(b)          405,900
Total                                                                  4,592,392

Computer software & services (1.7%)
Avid Technology                                       19,500(b)          431,730
Business Objects ADR                                  27,500(b,c)        449,625
Quest Software                                        53,500(b)          481,500
S1                                                   125,000(b)          640,000
SRA Intl Cl A                                         18,720(b)          443,664
VeriSign                                              80,000(b)          699,200
Total                                                                  3,145,719

Computers & office equipment (13.4%)
ASK Jeeves                                            25,000(b)          177,000
Avocent                                               38,300(b)          893,922
BISYS Group                                           27,100(b)          442,272
Centillium Communications                            160,000(b)          648,000
CheckFree                                             35,000(b)          786,800
Cognex                                                29,200(b)          618,164
Cognizant Technology Solutions                        29,700(b)        2,000,294
Cognos                                                31,600(b,c)        717,984
Computer Network Technology                           35,000(b)          240,800
Digital River                                         25,000(b)          342,250
Extreme Networks                                     117,500(b)          508,775
Henry (Jack) & Associates                             46,800             495,612
iManage                                              438,400(b)        1,240,672
Imation                                               23,000(b)          856,060
Ingram Micro Cl A                                     50,000(b)          551,500
M-Systems Flash Disk Pioneers                         40,000(b,c)        246,400
Manhattan Associates                                  13,040(b)          228,591
MatrixOne                                            160,000(b)          540,800
MAXIMUS                                               15,900(b)          337,398

See accompanying notes to investments in securities.

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13 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Computers & office equipment (cont.)
Mercury Interactive                                   31,100(b)         $923,048
Micromuse                                            100,000(b)          520,000
MicroStrategy Cl A                                    38,300(b)          923,413
Natl Instruments                                      22,000(b)          775,940
NetFlix                                               35,000(b)          712,250
PRG-Schultz Intl                                      83,000(b)          598,430
QLogic                                                 7,900(b)          293,406
Raindance Communications                             400,000(b)          672,000
RSA Security                                          68,000(b)          482,800
ScanSoft                                              86,000(b)          387,000
Seagate Technology                                    37,500(c)          387,000
Secure Computing                                     240,000(b)          883,200
SupportSoft                                          698,500(b)        1,613,535
Tier Technologies Cl B                                70,140(b)          709,817
Viewpoint                                            450,000(b)          207,000
Virage Logic                                          75,000(b)          468,750
Websense                                              22,400(b)          328,608
Western Digital                                      178,200(b)        1,614,492
Total                                                                 24,373,983

Electronics (11.8%)
Aeroflex                                              92,110(b)          521,343
Ariba                                                190,000(b)          535,800
Artisan Components                                    36,600(b)          591,493
ATI Technologies                                     100,000(b,c)        514,000
ATMI                                                  26,960(b)          519,250
Benchmark Electronics                                 29,400(b)          832,902
Cree                                                  66,900(b)        1,238,988
Cymer                                                 11,340(b)          268,191
Entegris                                              72,200(b)          719,112
Exar                                                  54,370(b)          691,043
Foundry Networks                                      69,400(b)          557,976
Harman Intl Inds                                      15,700             919,549
HEI                                                  207,800(b)          415,600
Integrated Circuit Systems                            82,400(b)        1,788,079
Intersil                                              25,000(b)          389,000
LTX                                                   85,000(b)          425,000
Microsemi                                            117,000(b)        1,281,150
MKS Instruments                                       41,000(b)          512,500
Monolithic System Technology                          70,800(b)          498,432
Mykrolis                                              67,100(b)          560,285
NetScreen Technologies                                65,900(b)        1,105,802
OmniVision Technologies                               27,200(b)          563,584
OSI Systems                                           40,040(b)          633,032
Plexus                                                37,740(b)          345,321
Power Integrations                                    30,100(b)          623,973
Skyworks Solutions                                    77,300(b)          481,579
Symbol Technologies                                   62,000             533,820
Ultratech Stepper                                     50,000(b)          598,500
Varian Medical Systems                                27,500(b)        1,483,074
Varian Semiconductor Equipment Associates             20,130(b)          409,444
Verisity                                              89,400(b)          826,056
Total                                                                 21,383,878

Energy (1.0%)
Forest Oil                                            22,100(b)          492,830
Patina Oil & Gas                                      22,800             750,120
Pogo Producing                                        14,000             556,780
Total                                                                  1,799,730

Energy equipment & services (6.2%)
Evergreen Resources                                   32,020(b)        1,450,826
FMC Technologies                                      18,940(b)          363,648
Global Inds                                          200,000(b)          932,000
Jacobs Engineering Group                              15,300(b)          642,753
Key Energy Services                                   62,500(b)          630,000
Natl-Oilwell                                          29,200(b)          653,788
Oil States Intl                                       50,000(b)          600,000
Patterson-UTI Energy                                  61,900(b)        2,003,084
Pioneer Natural Resources                             15,000(b)          376,500
Precision Drilling                                    18,540(b,c)        618,680
Remington Oil & Gas                                   38,000(b)          647,140
Smith Intl                                            14,500(b)          510,835
Spinnaker Exploration                                 29,100(b)          565,122
Ultra Petroleum                                      138,300(b)        1,221,189
Total                                                                 11,215,565

Financial services (3.0%)
Affiliated Managers Group                             12,250(b)          509,233
AmeriTrade Holding                                    70,000(b)          347,200
Coinstar                                              25,000(b)          419,750
Doral Financial                                       17,000(c)          600,950
Eaton Vance                                           25,100             670,923
iDine Rewards Network                                 39,400(b)          293,530
Intrawest                                             38,730(c)          404,341
Investors Financial Services                          30,620             745,597
Jefferies Group                                       26,400             949,080
Raymond James Financial                               22,820             590,353
Total                                                                  5,530,957

Food (2.1%)
American Italian Pasta Cl A                           54,070(b)        2,338,528
Performance Food Group                                22,370(b)          685,864
United Natural Foods                                  33,500(b)          854,250
Total                                                                  3,878,642

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Health care (10.8%)
Advanced Neuromodulation Systems                      15,500(b)         $664,950
Aradigm                                               95,700(b)          119,625
Bio-Rad Laboratories Cl A                             13,400(b)          479,050
Biosite                                               31,300(b)        1,202,233
Cooper Companies                                      20,800             621,920
CTI Molecular Imaging                                 19,200(b)          376,320
Enzon Pharmaceuticals                                 60,000(b)          681,000
Eon Labs                                              23,100(b)          616,770
Gen-Probe                                             15,800(b)          357,712
IDEC Pharmaceuticals                                  12,500(b)          430,238
IDEXX Laboratories                                    28,000(b)          979,160
Inspire Pharmaceuticals                               13,000(b)          203,710
Integra LifeSciences Holdings                         22,700(b)          522,100
Martek Biosciences                                    27,000(b)          770,040
Medicines Company                                     38,200(b)          712,048
Medicis Pharmaceutical Cl A                           15,000(b)          833,850
Neurocrine Biosciences                                28,170(b)        1,176,943
Novavax                                              206,800(b)          837,540
Pharmaceutical Resources                              28,600(b)        1,214,928
Regeneration Technologies                            211,800(b)        1,906,199
Respironics                                           10,000(b)          343,710
STERIS                                                32,500(b)          850,200
Taro Pharmaceutical Inds                              28,000(b,c)      1,071,840
Techne                                                 8,200(b)          169,494
Telik                                                 45,000(b)          604,800
Trimeris                                               7,500(b)          308,850
Wilson Greatbatch Technologies                        14,000(b)          391,860
Wright Medical Group                                  51,600(b)          904,032
Zoll Medical                                           7,300(b)          298,278
Total                                                                 19,649,400

Health care services (6.8%)
Accredo Health                                        30,032(b)          730,949
AMERIGROUP                                            27,500(b)          804,650
BioMarin Pharmaceutical                               27,000(b)          306,450
Centene                                               31,500(b)          920,115
Cerner                                                16,500(b)          534,270
Connetics                                             52,500(b)          879,375
Covance                                               37,600(b)          869,312
Coventry Health Care                                  15,000(b)          493,500
Cyberonics                                            45,000(b)          962,550
Cytyc                                                 40,000(b)          522,000
DaVita                                                15,560(b)          322,559
First Health Group                                    13,960(b)          355,142
Gentiva Health Services                               77,600             651,064
Mid Atlantic Medical Services                         11,100(b)          450,105
Odyssey Healthcare                                    56,150(b)        1,334,686
Pharmaceutical Product Development                     5,100(b)          136,940
Renal Care Group                                      12,150(b)          378,837
Schein (Henry)                                         8,800(b)          396,880
United Surgical Partners Intl                         30,000(b)          554,700
VCA Antech                                            45,000(b)          696,150
Total                                                                 12,300,234

Household products (0.8%)
Central Garden & Pet                                  32,300(b)          698,972
Scotts Cl A                                           14,800(b)          766,640
Total                                                                  1,465,612

Indexes (0.8%)
Nasdaq-100 Index Tracking                             55,600(b)        1,406,680

Industrial equipment & services (1.0%)
Clarcor                                               24,000             868,800
FLIR Systems                                          13,500(b)          640,035
Kennametal                                            13,700             385,381
Total                                                                  1,894,216

Insurance (1.5%)
Berkley (WR)                                          14,000             599,900
Endurance Specialty Holdings                          13,000(b,c)        314,470
LandAmerica Financial Group                           12,200             484,950
ProAssurance                                          20,000(b)          470,400
RenaissanceRe Holdings                                 9,500(c)          380,475
Scottish Annuity & Life Holdings                      25,000(c)          435,500
Total                                                                  2,685,695

Leisure time & entertainment (2.9%)
Alliance Gaming                                      128,390(b)        1,925,850
GTECH Holdings                                        22,700(b)          741,382
Hotels.com Cl A                                        7,500(b)          432,563
Mandalay Resort Group                                 10,000(b)          275,600
Regal Entertainment Group                             23,200             416,440
Station Casinos                                       70,500(b)        1,488,255
Total                                                                  5,280,090

Media (3.3%)
Cumulus Media Cl A                                    26,900(b)          391,664
DoubleClick                                           40,000(b)          310,800
Getty Images                                          16,280(b)          447,049
Lin TV                                                54,600(b)        1,119,846
Macrovision                                           30,000(b)          359,700
McClatchy Cl A                                         9,700             519,823
Mediacom Communications                               75,000(b)          660,000
Pixar                                                  5,500(b)          297,440

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Media (cont.)
Radio One Cl D                                       114,490(b)       $1,515,848
University of Phoenix Online                           8,093(b)          345,166
Total                                                                  5,967,336

Metals (1.1%)
Coeur d'Alene Mines                                  250,000(b)          352,500
Maverick Tube                                         38,470(b)          715,542
Oregon Steel Mills                                   155,000(b)          364,250
Quanex                                                20,000             634,000
Total                                                                  2,066,292

Miscellaneous (1.8%)
Corinthian Colleges                                   23,920(b)          944,840
FTI Consulting                                        48,590(b)        2,245,830
Total                                                                  3,190,670

Multi-industry conglomerates (5.9%)
Administaff                                           97,500(b)          609,375
Advisory Board                                        34,200(b)        1,195,290
Applied Films                                         45,000(b)          726,705
Career Education                                      32,530(b)        1,591,368
Corporate Executive Board                             50,290(b)        1,791,330
Heidrick & Struggles Intl                             51,020(b)          591,832
Leapfrog Enterprises                                  25,000(b)          596,000
RMH Teleservices                                     192,400(b)        1,250,600
Strayer Education                                      7,000             384,300
Zebra Technologies Cl A                               32,100(b)        2,067,239
Total                                                                 10,804,039

Paper & packaging (0.5%)
Crown Holdings                                       153,330(b)          861,715

Restaurants & lodging (1.1%)
California Pizza Kitchen                              20,730(b)          476,790
P.F. Chang's China Bistro                             12,700(b)          469,900
Panera Bread Cl A                                     13,140(b)          400,639
Total Entertainment Restaurant                        70,000(b)          569,100
Total                                                                  1,916,429

Retail (4.8%)
Cost Plus                                             11,500(b)          302,680
Fred's                                                59,900           1,668,214
GameStop                                              40,000(b)          480,000
Gymboree                                              27,500(b)          413,600
Hollywood Entertainment                               87,900(b)        1,409,916
Linens `N Things                                      27,980(b)          568,554
MSC Industrial Direct Cl A                            51,000(b)          815,490
NBTY 21,500(b)                                       407,640
PETCO Animal Supplies                                 13,900(b)          262,015
Pier 1 Imports                                        31,380             497,687
PriceSmart                                            11,900(b)          177,905
Ross Stores                                           10,000             361,500
Too                                                   12,500(b)          207,625
Tractor Supply                                        17,700(b)          584,454
Tuesday Morning                                        8,520(b)          167,674
Whole Foods Market                                     8,900(b)          495,196
Total                                                                  8,820,150

Textiles & apparel (1.4%)
Coach                                                 43,660(b)        1,673,487
Hot Topic                                             35,650(b)          831,002
Total                                                                  2,504,489

Transportation (2.7%)
Arkansas Best                                         23,900             607,538
Hunt (JB) Transport Services                          24,200(b)          651,464
Landstar System                                       15,000(b)          862,500
Old Dominion Freight Line                             27,200(b)          856,800
UTI Worldwide                                         48,000(c)        1,344,000
Yellow Corp                                           26,830(b)          647,408
Total                                                                  4,969,710

Utilities -- gas (0.4%)
Western Gas Resources                                 13,000             423,150
Williams Companies                                    65,900             301,822
Total                                                                    724,972

Total common stocks
(Cost: $184,374,882)                                                $178,856,881

Short-term securities (5.1%)
Issuer                    Annualized                Amount              Value(a)
                        yield on date              payable at
                         of purchase                maturity
Commercial paper
Abbey Natl North America
         04-01-03           1.41%                 $4,000,000          $3,999,844
General Electric Capital
         04-01-03           1.39                   3,100,000           3,099,880
UBS Americas
         04-01-03           1.39                   2,100,000           2,099,919

Total short-term securities
(Cost: $9,200,000)                                                    $9,199,643

Total investments in securities
(Cost: $193,574,882)(d)                                             $188,056,524

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of March 31, 2003, the value of foreign securities represented 4.4% of net assets.

(d) At March 31, 2003, the cost of securities for federal income tax purposes was $198,643,014 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $ 12,690,798
     Unrealized depreciation                                        (23,277,288)
                                                                    -----------
     Net unrealized depreciation                                   $(10,586,490)
                                                                   ------------

--------------------------------------------------------------------------------
17 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Small Cap Growth Fund

March 31, 2003
Assets
Investments in securities, at value (Note 1)*
   (identified cost $193,574,882)                                                                      $188,056,524
Cash in bank on demand deposit                                                                              262,722
Capital shares receivable                                                                                    88,833
Dividends and accrued interest receivable                                                                    13,831
Receivable for investment securities sold                                                                 5,133,600
                                                                                                          ---------
Total assets                                                                                            193,555,510
                                                                                                        -----------
Liabilities
Capital shares payable                                                                                       42,120
Payable for investment securities purchased                                                               3,722,220
Payable upon return of securities loaned (Note 5)                                                         7,660,000
Accrued investment management services fee                                                                   13,889
Accrued distribution fee                                                                                      7,725
Accrued transfer agency fee                                                                                   7,156
Accrued administrative services fee                                                                           1,208
Other accrued expenses                                                                                      165,544
                                                                                                            -------
Total liabilities                                                                                        11,619,862
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                     $181,935,648
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    652,466
Additional paid-in capital                                                                              277,791,768
Accumulated net realized gain (loss) (Note 7)                                                           (90,990,228)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    (5,518,358)
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $181,935,648
                                                                                                       ============
Net assets applicable to outstanding shares:                    Class A                                $118,367,872
                                                                Class B                                $ 58,167,569
                                                                Class C                                $  5,357,967
                                                                Class Y                                $     42,240
Net asset value per share of outstanding capital stock:         Class A shares       42,208,962        $       2.80
                                                                Class B shares       21,080,540        $       2.76
                                                                Class C shares        1,942,015        $       2.76
                                                                Class Y shares           15,037        $       2.81
                                                                                         ------        ------------
* Including securities on loan, at value (Note 5)                                                      $  6,092,837
                                                                                                       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Statement of operations
AXP Partners Small Cap Growth Fund

Year ended March 31, 2003
Investment income
Income:
Dividends                                                                                              $    389,709
Interest                                                                                                    169,951
Fee income from securities lending -- net (Note 5)                                                           79,641
   Less foreign taxes withheld                                                                               (1,134)
                                                                                                             ------
Total income                                                                                                638,167
                                                                                                            -------
Expenses (Note 2):
Investment management services fee                                                                        1,747,120
Distribution fee
   Class A                                                                                                  330,374
   Class B                                                                                                  644,059
   Class C                                                                                                   52,865
Transfer agency fee                                                                                         751,918
Incremental transfer agency fee
   Class A                                                                                                   52,594
   Class B                                                                                                   48,501
   Class C                                                                                                    4,393
Service fee -- Class Y                                                                                           49
Administrative services fees and expenses                                                                   162,755
Compensation of board members                                                                                10,822
Custodian fees                                                                                              167,383
Printing and postage                                                                                         92,291
Registration fees                                                                                            78,330
Audit fees                                                                                                   15,000
Other                                                                                                         7,925
                                                                                                              -----
Total expenses                                                                                            4,166,379
                                                                                                          ---------
   Expenses waived/reimbursed by AEFC (Note 2)                                                             (506,293)
                                                                                                           --------
                                                                                                          3,660,086
   Earnings credits on cash balances (Note 2)                                                                (1,811)
                                                                                                             ------
Total net expenses                                                                                        3,658,275
                                                                                                          ---------
Investment income (loss) -- net                                                                          (3,020,108)
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                       (76,221,751)
   Foreign currency transactions                                                                                (12)
                                                                                                                ---
Net realized gain (loss) on investments                                                                 (76,221,763)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   (18,977,743)
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                   (95,199,506)
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $(98,219,614)
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Statements of changes in net assets
AXP Partners Small Cap Growth Fund

Year ended March 31,                                                                  2003                  2002
Operations and distributions
Investment income (loss) -- net                                                  $ (3,020,108)         $ (1,451,080)
Net realized gain (loss) on investments                                           (76,221,763)          (13,430,311)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             (18,977,743)           17,795,722
                                                                                  -----------            ----------
Net increase (decrease) in net assets resulting from operations                   (98,219,614)            2,914,331
                                                                                  -----------             ---------
Distributions to shareholders from:
   Net investment income
     Class A                                                                               --               (29,950)
     Class Y                                                                               --                   (33)
                                                                                  -----------             ---------
Total distributions                                                                        --               (29,983)
                                                                                  -----------             ---------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                         69,185,490           132,605,574
   Class B shares                                                                  37,112,796            67,170,438
   Class C shares                                                                   4,350,150             4,581,938
   Class Y shares                                                                          --                65,583
Reinvestment of distributions at net asset value
   Class A shares                                                                          --                26,024
   Class Y shares                                                                          --                    32
Payments for redemptions
   Class A shares                                                                 (38,417,663)          (12,917,220)
   Class B shares (Note 2)                                                        (18,556,830)           (4,172,757)
   Class C shares (Note 2)                                                         (1,448,268)             (281,769)
   Class Y shares                                                                          --                (1,304)
                                                                                  -----------             ---------
Increase (decrease) in net assets from capital share transactions                  52,225,675           187,076,539
                                                                                   ----------           -----------
Total increase (decrease) in net assets                                           (45,993,939)          189,960,887
Net assets at beginning of year                                                   227,929,587            37,968,700
                                                                                  -----------            ----------
Net assets at end of year                                                        $181,935,648          $227,929,587
                                                                                 ============          ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Notes to Financial Statements

AXP Partners Small Cap Growth Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of companies with market capitalization of up to $2 billion at the time the Fund first invests in them.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
21 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
22 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
23 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $3,020,108 and accumulated net realized loss has been decreased by $12 resulting in a net reclassification adjustment to decrease paid-in capital by $3,020,120.

The tax character of distributions paid for the years indicated is as follows:

Year ended March 31,                             2003                    2002

Class A
Distributions paid from:
     Ordinary income                              $--                 $29,950
     Long-term capital gain                        --                      --

Class B
Distributions paid from:
     Ordinary income                               --                      --
     Long-term capital gain                        --                      --

Class C
Distributions paid from:
     Ordinary income                               --                      --
     Long-term capital gain                        --                      --

Class Y
Distributions paid from:
     Ordinary income                               --                      33
     Long-term capital gain                        --                      --

* When shares became publicly available.

As of March 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                   $         --
Accumulated gain (loss)                                          (85,922,096)
Unrealized appreciation (depreciation)                           (10,586,490)

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
24 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.92% to 0.795% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Growth Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began on Dec. 1, 2002. The adjustment decreased the fee by $110,281 for the year ended March 31, 2003.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.08% to 0.055% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has Subadvisory Agreements with INVESCO Funds Group, Inc., Neuberger Berman Management Inc. and RS Investment Management, L.P. New investments in the Fund, net of any redemptions, are allocated to the subadvisers in equal portions. However, each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

--------------------------------------------------------------------------------
25 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00

o   Class B $20.00

o   Class C $19.50

o   Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $926,105 for Class A, $73,603 for Class B and $2,094 for Class C for the year ended March 31, 2003.

For the year ended March 31, 2003, AEFC and American Express Financial Advisors Inc. agreed to waive certain fees and expenses to 1.55% for Class A, 2.31% for Class B, 2.31% for Class C and 1.37% for Class Y of the Fund's average daily net assets. Beginning April 1, 2003, AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and expenses until March 31, 2004. Under this agreement, total expenses will not exceed 1.70% for Class A, 2.46% for Class B, 2.46% for Class C and 1.52% for Class Y of the Fund's average daily net assets.

During the year ended March 31, 2003, the Fund's custodian and transfer agency fees were reduced by $1,811 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
26 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $398,894,031 and $334,378,882, respectively, for the year ended March 31, 2003. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadviser were $40,332 for the year ended March 31, 2003.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended March 31, 2003
                                              Class A           Class B          Class C          Class Y
Sold                                       20,218,544        10,821,546        1,308,013              --
Issued for reinvested distributions                --                --               --              --
Redeemed                                  (12,267,034)       (6,008,203)        (481,565)             --
                                          -----------        ----------          -------          ------
Net increase (decrease)                     7,951,510         4,813,343          826,448              --
                                           ----------        ----------          -------          ------

                                                               Year ended March 31, 2002
                                              Class A           Class B          Class C          Class Y
Sold                                       30,115,668        15,362,339        1,052,267          14,972
Issued for reinvested distributions             5,657                --               --               7
Redeemed                                   (3,060,204)         (970,454)         (67,865)           (342)
                                           ----------        ----------          -------          ------
Net increase (decrease)                    27,061,121        14,391,885          984,402          14,637
                                           ----------        ----------          -------          ------

--------------------------------------------------------------------------------
27 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

As of March 31, 2003, securities valued at $6,092,837 were on loan to brokers. For collateral, the Fund received $7,660,000 in cash. Income from securities lending amounted to $79,641 for the year ended March 31, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended March 31, 2003.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $85,922,096 as of March 31, 2003, that will expire in 2009 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
28 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                                   2003         2002      2001(b)
Net asset value, beginning of period                                          $ 4.43         $4.13     $5.09
Income from investment operations:
Net investment income (loss)                                                    (.04)         (.03)       --
Net gains (losses) (both realized and unrealized)                              (1.59)          .33      (.96)
Total from investment operations                                               (1.63)          .30      (.96)
Net asset value, end of period                                                $ 2.80         $4.43     $4.13

Ratios/supplemental data
Net assets, end of period (in millions)                                         $118          $152       $30
Ratio of expenses to average daily net assets(c),(e)                           1.55%         1.53%     1.50%(d)
Ratio of net investment income (loss) to average daily net assets             (1.23%)       (1.02%)    (.03%)(d)
Portfolio turnover rate (excluding short-term securities)                       175%          153%       35%
Total return(i)                                                              (36.79%)        7.29%   (18.86%)(j)

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                                   2003         2002      2001(b)
Net asset value, beginning of period                                          $ 4.39         $4.12     $5.09
Income from investment operations:
Net investment income (loss)                                                    (.06)         (.04)     (.01)
Net gains (losses) (both realized and unrealized)                              (1.57)          .31      (.96)
Total from investment operations                                               (1.63)          .27      (.97)
Net asset value, end of period                                                $ 2.76         $4.39     $4.12

Ratios/supplemental data
Net assets, end of period (in millions)                                          $58           $71        $8
Ratio of expenses to average daily net assets(c),(f)                           2.31%         2.31%     2.31%(d)
Ratio of net investment income (loss) to average daily net assets             (1.99%)       (1.81%)    (.78%)(d)
Portfolio turnover rate (excluding short-term securities)                       175%          153%       35%
Total return(i)                                                              (37.13%)        6.55%   (19.06%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
29 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                                   2003         2002      2001(b)
Net asset value, beginning of period                                          $ 4.39         $4.12     $5.09
Income from investment operations:
Net investment income (loss)                                                    (.06)         (.04)     (.01)
Net gains (losses) (both realized and unrealized)                              (1.57)          .31      (.96)
Total from investment operations                                               (1.63)          .27      (.97)
Net asset value, end of period                                                $ 2.76         $4.39     $4.12

Ratios/supplemental data
Net assets, end of period (in millions)                                           $5            $5        $1
Ratio of expenses to average daily net assets(c),(g)                           2.31%         2.31%     2.31%(d)
Ratio of net investment income (loss) to average daily net assets             (1.99%)       (1.81%)    (.77%)(d)
Portfolio turnover rate (excluding short-term securities)                       175%          153%       35%
Total return(i)                                                              (37.13%)        6.55%   (19.06%)(j)

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                                   2003         2002      2001(b)
Net asset value, beginning of period                                          $ 4.43         $4.13     $5.09
Income from investment operations:
Net investment income (loss)                                                    (.03)         (.02)       --
Net gains (losses) (both realized and unrealized)                              (1.59)          .32      (.96)
Total from investment operations                                               (1.62)          .30      (.96)
Net asset value, end of period                                                $ 2.81         $4.43     $4.13

Ratios/supplemental data
Net assets, end of period (in millions)                                          $--           $--       $--
Ratio of expenses to average daily net assets(c),(h)                           1.37%         1.35%     1.31%(d)
Ratio of net investment income (loss) to average daily net assets             (1.06%)        (.98%)     .11%(d)
Portfolio turnover rate (excluding short-term securities)                       175%          153%       35%
Total return(i)                                                              (36.57%)        7.32%   (18.86%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
30 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Jan. 24, 2001 (when shares became publicly available) to March 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.79%, 1.89% and 4.37% for the periods ended March 31, 2003, 2002 and 2001 respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.55%, 2.65% and 5.51% for the periods ended March 31, 2003, 2002 and 2001, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.55%, 2.65% and 5.51% for the periods ended March 31, 2003, 2002 and 2001, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.61%, 1.71% and 4.07% for the periods ended March 31, 2003, 2002 and 2001, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

--------------------------------------------------------------------------------
31 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP STRATEGY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners Small Cap Growth Fund (a series of AXP Strategy Series, Inc.) as of March 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended March 31, 2003, and the financial highlights for each of the years in the two-year period ended March 31, 2003 and for the period from January 24, 2001 (when shares became publicly available) to March 31, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners Small Cap Growth Fund as of March 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

May 9, 2003

--------------------------------------------------------------------------------
32 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 80 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Board member since 1999        Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Age 68                                                                to boards). Former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Philip J. Carroll, Jr.                 Board member since 2002        Retired Chairman and CEO,   Scottish Power PLC, Vulcan
901 S. Marquette Ave.                                                 Fluor Corporation           Materials Company, Inc.
Minneapolis, MN 55402                                                 (engineering and            (construction
Age 65                                                                construction) since 1998    materials/chemicals)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired Chair of the        Cargill, Incorporated
30 Seventh Street East                                                Board and Chief Executive   (commodity merchants and
Suite 3050                                                            Officer, Minnesota Mining   processors), General
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Mills, Inc. (consumer
Age 68                                                                                            foods), Vulcan Materials
                                                                                                  Company (construction
                                                                                                  materials/chemicals),
                                                                                                  Milliken & Company
                                                                                                  (textiles and chemicals),
                                                                                                  and Nexia Biotechnologies,
                                                                                                  Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter*                       Board member since 1994        Retired President and
P.O. Box 2187                                                         Chief Operating Officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Age 73                                                                (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and Consultant
5716 Bent Branch Rd.
Bethesda, MD 20816
Age 68
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen R. Lewis, Jr.**                Board member since 2002        Retired President and       Valmont Industries, Inc.
222 South 9th Street #440                                             Professor of Economics,     (manufactures irrigation
Minneapolis, MN 55402                                                 Carleton College            systems)
Age 64
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan G. Quasha                         Board member since 2002        President, Quadrant         Compagnie Financiere
720 Fifth Avenue                                                      Management, Inc.            Richemont AG (luxury goods)
New York, NY 10019                                                    (management of private
Age 53                                                                equities)
-------------------------------------- ------------------------------ --------------------------- ----------------------------

  * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of one of the Fund's subadvisers, American Century Investment Management, L.P.

 ** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
33 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Independent Board Members (continued)

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (biopharmaceuticals)
Cody, WY 82414
Age 71
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alison Taunton-Rigby                   Board member since 2002        President, Forester
901 S. Marquette Ave.                                                 Biotech since 2000.
Minneapolis, MN 55402                                                 Former President and CEO,
Age 58                                                                Aquila
                                                                      Biopharmaceuticals, Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with AEFC***

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Barbara H. Fraser                      Board member since 2002        Executive Vice President
1546 AXP Financial Center                                             - AEFA Products and
Minneapolis, MN 55474                                                 Corporate Marketing of
Age 53                                                                AEFC since 2002.
                                                                      President - Travelers
                                                                      Check Group, American
                                                                      Express Company,
                                                                      2001-2002. Management
                                                                      Consultant, Reuters,
                                                                      2000-2001. Managing
                                                                      Director - International
                                                                      Investments, Citibank
                                                                      Global, 1999-2000.
                                                                      Chairman and CEO,
                                                                      Citicorp Investment
                                                                      Services and Citigroup
                                                                      Insurance Group, U.S.,
                                                                      1998-1999
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen W. Roszell                     Board member since 2002;       Senior Vice President -
50238 AXP Financial Center             Vice President since 2002      Institutional Group of
Minneapolis, MN 55474                                                 AEFC
Age 54
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William F. Truscott                    Board member since 2001,       Senior Vice President -
53600 AXP Financial Center             Vice President since 2002      Chief Investment Officer
Minneapolis, MN 55474                                                 of AEFC since 2001.
Age 42                                                                Former Chief Investment
                                                                      Officer and Managing
                                                                      Director, Zurich Scudder
                                                                      Investments
-------------------------------------- ------------------------------ --------------------------- ----------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
34 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Jeffrey P. Fox                         Treasurer since 2002           Vice President -
50005 AXP Financial Center                                            Investment Accounting,
Minneapolis, MN 55474                                                 AEFC, since 2002; Vice
Age 47                                                                President - Finance,
                                                                      American Express Company,
                                                                      2000-2002; Vice President
                                                                      - Corporate Controller,
                                                                      AEFC, 1996-2000
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Paula R. Meyer                         President since 2002           Senior Vice President and
596 AXP Financial Center                                              General Manager - Mutual
Minneapolis, MN 55474                                                 Funds, AEFC, since 2002;
Age 49                                                                Vice President and
                                                                      Managing Director -
                                                                      American Express Funds,
                                                                      AEFC, 2000-2002; Vice
                                                                      President, AEFC, 1998-2000
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice President, General        President of Board
901 S. Marquette Ave.                  Counsel, and Secretary since   Services Corporation
Minneapolis, MN 55402                  1978
Age 64
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
35 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Results of Meeting of Shareholders

AXP PARTNERS SMALL CAP GROWTH FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                                   Shares Voted "For"         Shares Withholding Authority to Vote
Arne H. Carlson                      341,557,738.850                     17,248,381.599
Philip J. Carroll, Jr.               342,549,023.018                     16,257,097.431
Livio D. DeSimone                    342,002,063.042                     16,804,057.407
Barbara H. Fraser                    342,436,055.497                     16,370,064.952
Ira D. Hall                          342,369,544.114                     16,436,576.335
Heinz F. Hutter                      341,854,972.447                     16,951,148.002
Anne P. Jones                        342,174,251.845                     16,631,868.604
Stephen R. Lewis, Jr.                342,953,259.508                     15,852,860.941
Alan G. Quasha                       342,707,517.533                     16,098,602.916
Stephen W. Roszell                   342,573,586.083                     16,232,534.366
Alan K. Simpson                      340,861,449.162                     17,944,671.287
Alison Taunton-Rigby                 342,583,348.847                     16,222,771.602
William F. Truscott                  342,707,809.291                     16,098,311.158

--------------------------------------------------------------------------------
36 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  290,929,766.652         34,855,732.940      11,612,830.857    21,407,790.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  36,122,419.482           3,026,540.347       1,736,825.503     8,990,466.000

* Denotes Registrant-wide proposals and voting results.

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37 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Contact Information and Services

Internet

Receive 24-hour access to your account information at www.americanexpress.com.

Client Service

Receive fund performance, fund prices, account values, recent account transactions, and make account inquiries by calling American Express Financial Advisors at (888) 723-8476 or TTY: (800) 846-4852.

Telephone Transaction Service

For sales and exchange, dividend payments, or reinvestments and automatic payment arrangement contact American Express Financial Advisors at (888) 723-8476.

Find an American Express Financial Advisor

If you are an existing American Express Financial Advisors client who has recently moved and would like to speak with a new advisor, please call your local Client Service Coordinator at (800) 803-6284.

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American Express(R) Funds provide investment opportunities for shareholders, all in one place.

We've been managing mutual funds for over 60 years. Today, our family of funds includes 61 publicly offered funds in all style categories: growth, blend, value, and income. Our broad selection of funds allows you to build a portfolio diversified across various asset classes.

Growth Funds

Typically, growth investing seeks to invest in companies with the greatest earnings growth potential.

Blend Funds

Blend is often regarded as an investment style that incorporates both growth and value considerations in the stock selection process.

Value Funds

A value investment approach generally seeks to invest in undervalued stocks that are temporarily out of favor.

Income/Tax-Exempt Income Funds

Involves investing primarily in fixed income securities with the goal of maximizing income and often, but not always, capital appreciation.

American Express(R) Funds

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners Aggressive Growth Fund
AXP Partners Growth Fund
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Quantitative Large Cap Equity Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Aggressive Growth Fund
AXP Partners Fundamental Value Fund
AXP Partners Growth Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

  *  Closed to new investors.

 ** An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                                                                          (5/03)

AXP Partners Small Cap Growth Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

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(logo)
AMERICAN
   EXPRESS(R)
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This report must be accompanied or preceded by the Fund's current prospectus.
Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                 S-6301 E (5/03)